Exhibit 10.3

Execution Version

FIRST AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT

This FIRST AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT (this “Amendment”), dated as of February 28, 2013, is by and among TRANS ENERGY, INC., a Nevada corporation (“Holdings”), AMERICAN SHALE DEVELOPMENT, INC., a Delaware corporation (“Borrower”), PRIMA OIL COMPANY, INC., a Delaware corporation (“Prima”), and CHAMBERS ENERGY MANAGEMENT, LP, as the administrative agent for the lenders (in such capacity, the “Agent”) under the Credit Agreement (as defined below).

WHEREAS, Borrower, the Lenders (as defined in the Credit Agreement) and the Agent are parties to that certain Credit Agreement, dated as of February 29, 2012 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Borrower, Holdings and Prima entered into that certain Guarantee and Security Agreement (the “Security Agreement”), dated as of April 26, 2012, in favor of the Agent, pursuant to which the Guarantors (as defined in the Security Agreement) guaranteed the Borrower Obligations (as defined in the Security Agreement) and the Grantors (as defined in the Security Agreement) granted certain liens to secure the Obligations (as defined in the Security Agreement);

WHEREAS, on the date hereof, Borrower, the Lenders and the Agent have entered into the Amended and Restated Credit Agreement (the “Credit Agreement”), pursuant to which Borrower, the Agent and the Lenders have amended and restated the Existing Credit Agreement in the manner set forth therein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Grantors shall have executed this amendment and delivered it to the Agent.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Security Agreement. The principles of interpretation set forth in Section 1.2 of the Security Agreement shall apply to the provisions of this Amendment.

(b) Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Security Agreement, each reference to “this Agreement” contained in the Security Agreement, each reference to “the Guaranty and Security Agreement” and each other similar reference contained in the Security Agreement or any other Loan Document and each reference contained in this Amendment to the “Security

Agreement” shall on and after the First Amendment Effective Date (as defined below) refer to the Security Agreement as amended by this Amendment. Any notices, requests, certificates and other instruments executed and delivered on or after the First Amendment Effective Date may refer to the Security Agreement without making specific reference to this Amendment but nevertheless all such references shall mean the Security Agreement as amended by this Amendment unless the context otherwise requires.

2. Amendments to Security Agreement. In reliance on the representations and warranties set forth in Section 3 below, the parties hereby agree to the following amendments as of the First Amendment Effective Date.

(a) The preamble of the Security Agreement is hereby amended by deleting the phrase “that certain Credit Agreement, dated as of February 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and Chambers Energy Management, LP, as the Agent” and replacing it with:

“that certain Amended and Restated Credit Agreement, dated as of February 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and Chambers Energy Management, LP, as the Agent”

(b) Section 1.1 of the Security Agreement is hereby amended by amending and restating the following defined terms in their entirety:

“Borrower Hedging Agreement Obligations: the collective reference to all obligations and liabilities of Borrower (including interest accruing at the then applicable rate provided in any Qualified Hedging Agreement to which Borrower is a party after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any such Qualified Hedging Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by Borrower pursuant to the terms of any such Qualified Hedging Agreement). but excluding all Excluded Swap Obligations.”

“Deposit Account: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including any demand, time, savings, passbook or like account maintained with a depositary institution.

“Guarantor Hedging Agreement Obligations: with respect to a Guarantor, the collective reference to all obligations and liabilities of such Guarantor (including interest accruing at the then applicable rate provided in any Qualified Hedging Agreement to which such Guarantor is a party after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any such Qualified Hedging Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the relevant Qualified Counterparty that are required to be paid by such Guarantor pursuant to the terms of any such Qualified Hedging Agreement), but excluding all Excluded Swap Obligations.”

(c) Section 1.1 of the Security Agreement is hereby amended by inserting therein the following new terms in the proper alphabetical sequence:

“First Amendment: that certain First Amendment to Guarantee and Security Agreement, dated as of February 28, 2013, among Borrower, Holdings, Prima and the Agent.”

“Qualified ECP Guarantor: in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder.”

(d) The Security Agreement is hereby amended by adding the following as Section 2.1(j) thereto:

“(j) Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations; provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.1(j) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.1(j), or otherwise under this Agreement, as it relates to such other Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all amounts owing to the Agent and the Secured Parties by the Loan Parties on account of the Obligations are fully and finally paid in cash and the

Commitments are terminated. Each Qualified ECP Guarantor intends that this Section 2.1(j) constitute, and this Section 2.1(j) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(e) Section 4.2 of the Security Agreement is hereby amended by deleting the phrase “or Schedule 3.21(a)-3” and deleting the phrase “, provided that all financing statements listed on Schedule 3.21(a)-3 to the Credit Agreement shall be terminated on or prior to the Funding Date”.

(f) Section 4.3 of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) (i) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form), (ii) with respect to any Vehicles, upon completion of such actions as may be requested by the Agent pursuant to Section 5.5, (iii) with respect to any Pledged Capital Stock which constitutes Securities and which are not evidenced by a certificate, the delivery of an Instructions Agreement in the form of Annex A, (iv) with respect to each Deposit Account, upon the execution by the depositary bank, the relevant Grantor and the Agent of a Deposit Account Control Agreement substantially in the form of Exhibit C to the Credit Agreement or other form satisfactory to Agent and (v) with respect to Letter-of-Credit Rights, upon the Agent taking control thereof, to its satisfaction, in accordance with section 9-107 of the UCC, will constitute valid perfected security interests in all of the Collateral in favor of the Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, which security interest is enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

(g) Section 5.1(a)(i) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“(i) create or suffer to exist any Lien upon or with respect to any of the Specified Pledged Capital Stock or the Prima Pledged Capital Stock, except the security interest created by this Agreement and Liens permitted by Section 6.3(h) of the Credit Agreement;”

(h) Section 5.8(c)(iii) of the Security Agreement is hereby amended by adding the following at the end thereof:

“and Liens permitted by Section 6.3(h) of the Credit Agreement,”

(i) Section 5.13 of the Security Agreement is hereby amended by deleting the phrase “Closing Date” and replacing it with the phrase “Original Funding Date”.

(j) Section 8.11 of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.”

3. Representations and Warranties of Grantors. Each Grantor represents and warrants as of the date hereof and on the First Amendment Effective Date to the Agent and each Lender that:

(a) Such Grantor (i) has the power and authority (corporate or otherwise), and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(b) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

(c) This Amendment (i) has been duly executed and delivered on behalf of such Grantor and (ii) constitutes a legal, valid and binding obligation of such Grantor, enforceable against such Grantor, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d) The execution, delivery and performance of this Amendment will not result in a violation by such Grantor of any Requirement of Law or any material Contractual Obligation of such Grantor and will not result in, or require, the creation or imposition of any Lien on any of its Properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents); and

(e) After giving effect to this Amendment, the representations and warranties made by such Grantor in the Security Agreement are true and accurate as of the date hereof (except that any representation or warranty which by its terms was made as of a specified date shall be true and accurate only as of such specified date).

4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of this Amendment duly executed and delivered by a Responsible Officer of Borrower and the Guarantors and by the Agent (the date of satisfaction of such condition precedent, the “First Amendment Effective Date”).

5. Loan Documents. This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Integration; Execution. This Amendment and the other Loan Documents represent the entire agreement of the Grantors, the Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent or any other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARDS TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

9. Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the First Amendment Effective Date.

10. Ratification; No Other Amendments; No Waiver. Except as expressly modified hereby, the Security Agreement is hereby ratified and confirmed by the parties hereto and remains in full force and effect in accordance with the terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Agent or any other Secured Party under the Security Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Security Agreement or any of the other Loan Documents. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Security Agreement or any other Loan

Document or of the occurrence or continuance of any present or future Default or Event of Default.

11. Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, each Grantor agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Agent and the Secured Parties incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Agent.

12. Headings. The section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment.

13. Amendments. This Amendment may not be amended or modified except in the manner specified for an amendment of or modification to the Security Agreement in Section 8.1 of the Security Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWER/GRANTOR:

AMERICAN SHALE DEVELOPMENT, INC.

By:
Name:	John G. Corp
Title:	President

HOLDINGS/GRANTOR/GUARANTOR:

TRANS ENERGY, INC.

By:
Name:	John G. Corp
Title:	President

PRIMA/GRANTOR/GUARANTOR:

PRIMA OIL COMPANY, INC.

By:
Name:	John G. Corp
Title:	President

Signature Page to

First Amendment to Guarantee and Security Agreement

SECURED PARTY:

CHAMBERS ENERGY MANAGEMENT, LP, as Agent

By:
Guy Hoffman Managing Director

Signature Page to

First Amendment to Guarantee and Security Agreement